SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                December 20, 2004

                           HEMISPHERX BIOPHARMA, INC.
             (Exact name of registrant as specified in its charter)



                           Delaware 0-27072 52-0845822
               (state or other juris- (Commission (I.R.S. Employer
           diction of incorporation) File Number) (Identification No.)


              1617 JFK Boulevard, Philadelphia, Pennsylvania 19103
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (215) 988-0080


          (Former name or former address, if changed since last report)





ITEM 5.           OTHER EVENTS AND REGULATION FD DISCLOSURE


     As agreed with the Company at the outset of becoming a director, having served for a period of 1 year, Dr. Antoni Esteve has resigned as a director. Dr. Esteve will continue to meet with top management of the Company on an ongoing basis with regard to its developmental drug Ampligen, with particular focus on the HIV/HCV clinical trial using Ampligen being conducted in Spain by Laboratorios del Dr. Esteve, S.A. in collaboration with the Company.






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                                                    SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                HEMISPHERX BIOPHARMA, INC.


December 20, 2004                           By: /s/William A. Carter
                                               ----------------------------
                                               William A. Carter, M.D.,
                                               President